EXHIBIT 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE:
PAGE OF PAGES: 1 of 2

2. AMENDMENT/MODIFICATION NO.: 0006
3. EFFECTIVE DATE: See Block 16C
4. REQUISITION/PURCHASE REQ. NO.: OS175772
5. PROJECT NO. (If applicable):

6. ISSUED BY — CODE: ASPR-BARDA
ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) — CODE: ASPR-BARDA01
ASPR-BARDA
330 Independence Ave, SW, Rm G644
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

CODE: 726613
FACILITY CODE:

(X) 9A. AMENDMENT OF SOLICITATION NO.:
9B. DATED (SEE ITEM 11):
X 10A. MODIFICATION OF CONTRACT/ORDER NO.: HHSO100201500007C
10B. DATED (SEE ITEM 13): 03/27/2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended. is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2016.1990500.25103 — Net Increase: $1,679,819.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties and FAR 52.217-7

E. IMPORTANT: Contractor is not. x is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609

A. The purpose of this bi-lateral modification is to supplement the Base Period of the contract under CLIN 0001 of the contract in the amount of $1,679,819 and to extend the Base Period of Performance.

1. The Base Period of Performance is hereby extended to October 31, 2018.

2. This modification hereby results in an increase in funding as follows:

a. The Total Estimated Cost of the Base Period/CLIN 0001 of the contract is increased by
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): Jon P. Stonehouse CEO
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): THOMAS P. HASTINGS

15B. CONTRACTOR/OFFEROR: [signature] (Signature of person authorized to sign)
15C. DATE SIGNED: 5/19/16
16B. UNITED STATES OF AMERICA: [signature] (Signature of Contracting Officer)
16C. DATE SIGNED: 5/20/16

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500007C/0006	PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	$*** , from $*** to $*** .				
	b. The Total Estimated Fee of the Base Period/CLIN 0001 of the contract increased by $*** , from $*** to $*** .				
	c. The Total Estimated Cost Plus Fixed Fee of the Base Period/CLIN 0001 of the contract is increased by $1,679,819, from $13,313,947 to $14,993,766.				
	3. The following Attachments are deleted in their entirety and replaced with the following:				
	a. Attachment 1, Statement of Work, dated May 18, 2016 (17 pages)				
	b. Attachment 2, Milestone and Deliverables Chart, dated May 18, 2016 (6 pages)				
	c. Attachment 3, BCX4430 Manufacturing Summary, dated May 18, 2016 (2 pages)				
	B. This change does not increase the period of performance of the Base Period or any Options exercised under this contract. All other terms and conditions of the contract remain unchanged. Delivery: 06/09/2016 Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201 US				
	Appr. Yr.: 2016 CAN: 1990500 Object Class: 25103 FOB: Destination Period of Performance: 03/31/2015 to 10/31/2018				
	Add Item 7 as follows:				
7	ASPR-16-01317 -- Supplemental funds to CLIN 0001 Base Period under BioCryst Pharmaceuticals contract to support CMC process improvements HHSO100201500007C Obligated Amount: $1,679,819.00				1,679,819.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Statement of Work

BioCryst Pharmaceuticals Contract HHSO100201500007C

BCX4430 NDA Enabling CMC and Non-Clinical Toxicology Studies

PREAMBLE

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of BCX4430, a novel small molecule nucleoside with broad spectrum antiviral activity being developed for diseases caused by RNA pathogens. BCX4430, an inhibitor of viral RNA – dependent RNA polymerase (RdRp), is the lead compound in our broad-spectrum antiviral program to meet the need for a parenteral, direct-acting antiviral medical countermeasure (MCM) having efficacy across multiple viruses. The scope of work for this contract includes preclinical and manufacturing development activities that fall into the following areas: manufacturing of clinical trial material, manufacturing process improvements and development, non-clinical toxicology studies; and all associated regulatory, quality assurance, management, and administrative activities. The proposed activities take into account the Ebola virus disease (EVD) outbreak in West Africa. The R&D effort will contribute toward an NDA filing for BCX4430. Overall, this Statement of Work (SOW) focuses on:

•	Drug substance (DS) and drug product (DP) manufacturing process development activities that will be conducted at US based facilities, which will result in the ability to consistently produce high quality, GMP compliant material and deliver drug supply that could be available for deployment as a medical countermeasure during the Ebola crisis and support future clinical and non-clinical studies

•	Nonclinical development activities to advance the intramuscular (IM) and intravenous (IV) formulation through NDA-enabling toxicology including * * * and * * * studies in the * * * and * * *

BioCryst Pharmaceuticals	Page 1 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1	BASE: MANUFACTURE OF CLINICAL TRIAL MATERIAL

Duration: 43 months

Drug Substance and Drug Product GMP manufacturing by US suppliers to support non-clinical and clinical activities. Drug Substance will be produced following an * * * starting with * * * , which will be used as the starting material to produce GMP BCX4430. Previous campaigns of GMP BCX4430 have produced between * * * to * * * per batch. The scope of work under this option will target up to a 5-fold increase in the GMP BCX4430 batch size.

The primary objectives will be to:

•	Produce a total of * * * batches of GMP BCX4430 drug substance following the * * * ).

•	Conduct drug product process improvements that will be focused on validation of analytical methods, stress testing, stability studies, and process design space optimization

1.1.	Procurement of Starting Materials

The contractor shall procure enough starting materials to produce up to a total of * * * of the current manufacturing process of BCX4430. The key starting materials to be procured are * * * and * * * .

1.1.1.	Procurement of Starting Materials to produce * * *

The contractor shall procure * * * and * * * for the manufacture of * * * to support an initial campaign (WBS 1.4.1 and 1.4.2) of manufacturing * * * batches of BCX4430 followed by an additional * * * batches of BCX4430 (Clinical Trial Material Batch * * * WBS1.7.1) using the * * * .

1.2.	Further Process Improvements of * * * Route

The contractor shall conduct further process improvements that may be identified focused on improving the existing plant-scale processes following generally the same * * * .

1.2.1.	Conduct Process Improvements

The contractor shall conduct the process improvements with existing plant-scale processes.

1.2.2.	Determination that Process is Sufficient to move to Commercial Scale up

The contractor shall evaluate the processes developed and provide sufficient information through a deliverable that will enable BARDA to determine that the * * * processes ( * * * and * * * BCX4430) are sufficient to move to commercial scale-up activities.

1.3.	Manufacture of * * * at * * *

* * * will be utilized as the starting material for the manufacture of BCX4430 in accordance with GMP guidance.

1.3.1.	Manufacture of the * * * batch of * * *

The contractor shall target producing between a * * * batch using the * * * .

BioCryst Pharmaceuticals	Page 2 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.3.2.	Manufacture of * * * Batches * * *

Based on the performance of the * * * batch of * * * , additional lab-scale studies and a qualification run will be conducted to improve the * * * . This process will then be incrementally scaled-up in the plant.

1.3.2.1.	Manufacture of the * * * batch of * * *

The contractor shall produce approximately * * * per batch using the * * * .

1.3.2.2.	Manufacture of the * * * batch of * * *

The contractor shall target produce approximately * * * per batch using the * * * .

1.4.	Manufacturing Campaign of GMP BCX4430

The contractor shall produce * * * batches of BCX4430 at * * * in compliance with GMP.

1.4.1.	Manufacturing of the * * * batch of GMP BCX4430

The contractor shall produce and release approximately * * * of GMP BCX430 utilizing the * * * for making BCX4430 starting with the * * * batch ( * * * ) of * * * .

1.4.2.	Manufacturing of the * * * batch of GMP BGX4430

The contractor shall produce and release approximately * * * of GMP BCX4430 utilizing the * * * for making BCX4430 starting with the recovered portion of the * * * batch ( * * * ) of * * * . NOTE: This quantity is dependent on the amount and quality of * * * isolated during the recovery of * * * .

1.4.3.	Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of DS batches.

1.4.4.	Drug Substance Stability Studies

The contractor shall place samples from DS batches of BCX4430 on a * * * stability program at * * * and a * * * accelerated stability study at * * * .

BioCryst Pharmaceuticals	Page 3 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Table 1: BCX4430 Drug Substance Stability Study Sampling Points

Test	Months
ID	0	1	3	6	9	12	18	24	48	60
A	X	X	X	X	X	X	X	X	X	X
B	X	X	X	X	X	X	X	X	X	X
C	X	X	X	X	X	X	X	X	X	X
D	X	X	X	X	X	X	X	X	X	X
E	X	X	X	X	X	X	X	X	X	X
F	X	X		X		X	X	X	X	X
G	X	X		X		X	X	X	X	X

NOTE: BARDA will only cover stability activities for * * * .

Table 2: BCX4430 Drug Substance Stability Tests

Test ID	Test
A	* * *
B	* * *
C	* * *
D	* * *
E	* * *
F	* * *
G	* * *

1.5.	Drug Product Development

The contractor shall conduct drug product process improvements that will be focused on validation of analytical methods, stress testing, stability studies, and process design space optimization for an IM formulation.

The contractor shall conduct formulation development activities and produce a sterile, parenteral formulation containing * * * of the active compound per unit in compliance with GMP guidance. Initial development efforts will be focused on delivering * * * that tolerates terminal sterilization and provides an acceptable stability profile. Additionally, studies to include: * * * will be conducted to evaluate the feasibility of * * * .

1.5.1.	Stress Conditions Studies

The contractor shall conduct a series of experiments under conditions outlined in ICH guidance to evaluate the stability of the drug product made from available drug substance.

1.5.2.	Design Space Studies

The contractor shall conduct studies to evaluate and define the design space of the formulation process.

1.5.3.	Analytical Method Validation

The contractor shall conduct analytical methods validation or qualification as listed in the table below.

BioCryst Pharmaceuticals	Page 4 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Table 3: BCX4430 Drug Product Methods that will be Validated or Qualified

Test	Method and Objective
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *
* * *	* * *

1.5.4.	Prepare Process Development Report for DP

The contractor shall prepare a process development report summarizing the experiments and results of the studies conducted to define the process and evaluate the formulation.

1.5.5.	Pre-formulation and Physicochemical Properties Studies

The contractor shall conduct studies to determine the physicochemical properties of the drug substance and identify potential formulations and primary packaging for an IM injection based on stability and ability to be produced on manufacturing lines.

1.5.6.	Feasibility Runs

The contractor shall conduct small-scale, nonGMP manufacturing runs of potential formulations and formats.

1.5.7.	Extractable/Leachable Study

The contractor shall conduct studies to determine drug product stability in primary packaging and of syringe types that will be used for delivery.

1.5.8.	Excipient Compatibility Studies for IV Formulation from lM

The contractor shall conduct studies to evaluate the compatibility of the IM formulation added to various standard IV fluids.

1.6.	Manufacturing of Drug Product to Support Clinical Trials

The contractor shall produce * * * batches of approximately * * * of drug product suitable for clinical trial use. The drug product will produced from the * * * GMP BCX4430 DS Batches (WBS 1.4.1 and 1.4.2)

BioCryst Pharmaceuticals	Page 5 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.6.1.	Manufacture of Clinical Trial Material (DP Batch * * * )

The contractor shall produce approximately * * * , assuming * * * of BCX4430 is delivered from the DS Batch * * * of BCX4430, per GMP for use in clinical trials which will include active drug and placebo batches to support the future clinical safety study.

1.6.2.	Manufacture of Clinical Trial Material (DP Batch * * * )

The contractor shall produce approximately * * * , assuming * * * of BCX4430 is delivered from the DS Batch * * * of BCX4430, per GMP for use in clinical trials which will include active drug and placebo batches to support the future clinical safety study.

1.6.3.	Prepare a Campaign Summary Reports

The contractor shall prepare a campaign summary report of the manufacture and release of CTM Batches.

1.6.4.	Drug Product Stability Studies - Active

The contractor shall place drug product on stability based on the following conditions:

Table 4: BCX4430 Drug Product Stability Testing Conditions and Sampling

Stability Conditions	Configuration	Test Points
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *

NOTE: BARDA will only cover stability activities for * * *

Testing at each interval, unless otherwise specified, below, will include:

•	* * *
•	* * *
•	* * *
•	* * *
•	* * *
•	* * *
•	* * *
•	* * *

1.6.5.	Drug Product Stability Studies - Placebo

The contractor shall place drug product on stability based on the following conditions:

BioCryst Pharmaceuticals	Page 6 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Table 5: BCX4430 Drug Product Stability Testing Conditions and Sampling

Stability Conditions	Configuration	Test Points
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *

Testing at each interval, unless otherwise specified below, will include:

•	* * *
•	* * *
•	* * *
•	* * *
•	* * *

NOTE: BARDA will only cover stability activities for * * *

1.6.6.	Comparibility Study

The contractor shall conduct comparability studies evaluating drug substance produced by * * * and * * * , and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both manufacturers is substantially comparable.

1.7.	Manufacture of Additional Supply

That contractor shall produce approximately * * * batches of BCX4430 utilizing the * * * for both * * * and BCX4430 from the * * * facility and subsequently produce approximately * * * of drug product at * * * suitable for clinical trial use.

1.7.1.	Manufacturing of approximately * * * GMP BCX4430

The contractor shall produce approximately * * * of GMP BCX4430 (DS Batch * * * ) from * * * following the * * *

1.7.2.	Manufacturing of approximately * * * GMP BCX4430

The contractor shall produce approximately * * * of GMP BCX4430 (DS Batch * * * ) from * * * following the * * *

1.7.3.	Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of DS.

BioCryst Pharmaceuticals	Page 7 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.7.4.	Manufacturing of approximately * * *

The contractor shall produce approximately * * * of GMP BCX4430 drug product using drug substance from the * * * GMP BCX4430 batches produced ( WBS 1.7.1 and WBS 1.7.2).

1.7.5.	Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of CTM Batches.

1.7.6.	Stability Studies for DS and DP

The contractor shall conduct drug substance and drug product stabilities for the DS and DP manufactured from the * * * batches of GMP BCX4430 drug substance based on * * * and BCX4430 (WBS 1.7.1, 1.7.2, 1.7.4).

NOTE: BARDA will only cover stability activities for * * *

1.7.7.	Comparability Studies

The contractor shall conduct comparability studies evaluating drug substance produced by * * * and both process at * * * , and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both manufacturers and both * * * process are substantially comparable.

1.7.8.	Drug Product * * * Formulation Development

* * * has been identified as a potential product presentation that will provide a stable formulation suitable for IV administration at potentially higher doses than are feasible * * *.

1.8.	Analytical Method Development

Confirmation that the * * * is suitable for a * * * product and qualification of a * * * .

1.9.	Formulation Development

Develop a * * * process that can be scaled to the manufacturing facility

1.9.1.	Pre-formulation Studies

Evaluate the current IM formulation and bulking agents to produce a prototype * * * product.

1.9.2.	* * * Cycle Development

Evaluate * * * process cycles capable of producing the final product to specifications utilizing a design of experiments of known critical process parameters. The critical parameters will be confirmed and ranges established in subsequent small-scale runs.

BioCryst Pharmaceuticals	Page 8 of 17
May 18, 2016

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

1.9.3.	Stability Study

Evaluate the stability of the product produced during cycle development. Two fill volumes will be placed on accelerated and real-time studies. * * * will be run for * * * with * * * and * * * run for * * * .

1.9.4.	Terminal Sterilization

Product produced during cycle development will be subjected to terminal sterilization by gamma irradiation. The irradiated product will be tested for changes in chemical and physical characteristics.

1.9.5.	Pre-manufacturing Studies

A material comparability study examining processing and packaging components will be performed. Additionally, a microbial retention filter validation study will be performed using the * * * , identified during cycle development.

2	OPTION 1: COMMERCIAL SCALE UP AND NDA REGISTRATION BATCHES

Duration: * * *

Go/No Go Criteria to Initiate: WBS 1.2.2 BARDA approval of process developed
Through optimization of manufacturing processes, BARDA will evaluate and determine what process should be sufficient to initiate commercial scale up activities in this Option. This Option will add value to the project through conducting manufacturing regulatory activities that will be needed for future product approval with the FDA.

Decision Criteria:

•	* * *
•	* * *

The objective is to produce DS registration batches from the qualified process, * * * . This will be determined upon the conclusion of the DS development effort being undertaken by BioCryst and funded by NIAID that is scheduled to conclude in December 2015. Additionally during this stage, the DP manufacturing process would be finalized for the commercial presentation and registration batches produced.

2.1.	Procurement

The contractor shall procure the * * * starting materials needed to produce BCX4430.

2.1.1.	Procurement of * * *

The contractor shall qualify a vendor(s) to produce the * * * starting material and procure enough material to support the manufacture of * * * batches of BCX4430 drug substance.

2.1.2.	Procurement of * * *

The contractor shall qualify a vendor(s) to produce the * * * starting material and procure enough material to support the manufacture of * * * batches of BCX4430 drug substance.

BioCryst Pharmaceuticals	Page 9 of 17
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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

2.2.	Drug Substance Process Scale-up

The contractor shall conduct process development work targeting a * * * that can be scaled to plant equipment. This work will include: development of a * * * through lab scale studies, process hazard evaluation including RC-1 and digital scanning calorimetry, lab scale qualification runs, pilot plant scale-up technical batches, necessary modifications to analytical methods based on the * * * , and plant-scale registration runs.

2.2.1.	Further Process Improvements of Final Route

The contractor shall conduct further process improvements that may be identified focused on improving the * * * to be scaled up. The * * * will be based either * * * .

2.2.2.	Process Hazard Evaluation

The contractor shall conduct process hazard evaluation studies needed for the scale-up of the optimized process into the plant.

2.2.3.	Scale-up Technical Run

The contractor shall conduct a nonGMP manufacturing run at plant-scale to ensure the safety and output of the optimized process.

2.2.4.	Analytical Method Development and Qualification

The contractor shall modify, add to, revalidate, or requalify the analytical methods.

2.2.5.	Prepare Process Development Report

The contractor shall prepare a process development report describing the experiments and results leading to the selection of the optimized manufacturing process

2.3.	Manufacture of GMP Drug Substance Registration Batches

The contractor shall produce * * * GMP batches of BCX4430 following the * * * at a scale comparable to the estimated commercial scale.

2.3.1.	Manufacture of DS Batch (DS Registration Batch * * * )

The contractor shall manufacture a batch of GMP BCX4430 at plant scale.

2.3.2.	Manufacture of DS Batch (DS Registration Batch * * * )

The contractor shall manufacture a batch of GMP BCX4430 at plant scale.

2.3.3.	Manufacture of DS Batch (DS Registration Batch * * * )

The contractor shall manufacture a batch of GMP BCX4430 at plant scale.

2.3.4.	Prepare Campaign Summary Report

The contractor shall prepare a report summarizing the conduct, observations, and results of the manufacturing of DS Registration Batches * * * .

BioCryst Pharmaceuticals	Page 10 of 17
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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

2.4.	Drug Product Registration Batches

The contractor shall produce * * * drug product lots at a qualified CMO that will be used as the NDA registration batches.

2.4.1.	Manufacture of DP Registration (DP Registration Batch * * * )

The contractor shall manufacture a NDA registration batch of GMP BCX4430 drug product at a representative fraction of the estimated commercial scale.

2.4.2.	Manufacture of DP Registration (DP Registration Batch * * * )

The contractor shall manufacture a NDA registration batch of GMP BCX4430 drug product at a representative fraction of the estimated commercial scale.

2.4.3.	Manufacture of DP Registration (DP Registration Batch * * * )

The contractor shall manufacture a NDA registration batch of GMP BCX4430 drug product at at a representative fraction of the estimated commercial scale.

2.4.4.	Prepare campaign summary report

The contractor shall prepare a report summarizing the conduct, observations, and results of the manufacturing of DPR Batches * * * .

2.5.	Stability studies for DS and DP

The contractor shall conduct drug substance and drug product stabilities as described in Table 9, Table 10, Table 11, Table 12 and Table 13.

NOTE: BARDA will only cover stability activities for * * *

2.6.	Comparability study

The contractor shall conduct comparability studies evaluating drug substance produced for clinical trials in the base period versus the NDA registration batches manufactured via * * * , and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both processes is substantially comparable.

3	OPTION 2: NONCLINICAL NDA-ENABLING TOXICOLOGY

Duration: * * *

Go/No Go Criteria to Initiate: Availability of GMP BCX4430 * * * DS batch manufactured under NIAID contract HHSO100201500007C

BioCryst Pharmaceuticals	Page 11 of 17
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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Through completion of manufacturing of Drug substance there will be material to conduct further regulatory activities such as the non-clinical NDA-enabling toxicology studies in this option. This Option will add value to the project through conducting additional non-clinical activities that will support a potential future NDA.

Decision Criterion:

•	* * *
•	* * *

The contractor shall perform nonclinical GLP studies of BCX4430 to characterize  * * *.

3.1.	GLP * * * Toxicology

The contractor shall for each toxicology study develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report.

Studies include:

3.1.1.	Conduct GLP * * * toxicology study - * * *

3.1.2.	Conduct GLP * * * general toxicology study - * * *

3.2.	* * * toxicology

The contractor shall for each * * * study segment develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report.

Studies include:

3.2.1.	Conduct * * * assessment in * * *

3.2.2.	Conduct * * * Dose Range Finding Studies in * * *

3.2.3.	Conduct Definitive * * * toxicology in * * *

3.2.4.	Conduct * * * toxicology * * *

3.3.	Nonclinical ADME

The contractor shall procure radiolabeled BCX4430. In addition for each ADME study, the contractor shall develop the protocol, select and qualify the vendor, conduct the study and analyze study data resulting in a final study report. Studies include:

3.3.1.	Conduct Radiolabeled ADME study – * * *

3.3.2.	Conduct Radiolabeled ADME – * * *

A listing of the proposed studies for the nonclinical NDA-enabling toxicology studies is provided.

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Table 6: Nonclinical NDA-enabling Toxicology Studies

Study #	Description	Objective(s)	Species
	GLP * * * general toxicology	* * *	* * *
	GLP * * * general toxicology	* * *	* * *
	* * * assessment	* * *	* * *
	* * * Dose Range Finding	* * *	* * *
	* * * Dose Range Finding	* * *	* * *
	Definitive * * * toxicology	* * *	* * *
	Definitive * * * toxicology	* * *	* * *
	* * * toxicology	* * *	* * *
	Radiolabeled ADME	Determine the absorption, distribution, metabolism and excretion of the test article following IM dosing	* * *
	Radiolabeled ADME	Determine the absorption, metabolism and excretion of the test article following IM dosing	* * *

4	OPTION 3: IN VITRO EXPERIMENTS – IV

Duration: * * *

Go/No Go to Initiate: Selection of a preliminary IV formulation (LRI) based on initial studies

Through completion of earlier studies, it will be determined what is an appropriate IV formulation to continue with toxicology studies of the IV formulation under this Option. This Option will add value to determine if there is any identified toxicology in in vitro assays before moving to animal studies in Option 4.

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Decision Criterion:

•	* * *

4.1.	* * * – IV

The contractor shall develop the protocol, select and qualify the vendor, conduct the experiments and analyze the data resulting in a study report.

4.2.	Conduct * * * Test – IV

The contractor shall develop the protocol, select and qualify the vendor, conduct the experiment and analyze the data resulting in a study report.

A listing of the proposed experiments for the in vitro experiments to be conducted in advance of the noncIinicaI NDA-enabling toxicology studies for the IV formulation is provided in Table 15 .

Table 7: In vitro Experiments - IV

Study #	Description	Objectives	Species (N)
	* * *	* * *	* * *
	* * *	* * *	* * *

4.3.	Study Report on all in vitro assays

The contractor shall submit a summarized study report with data and conclusions from all in vitro experiments conducted in table 7 to determine whether there is any toxicology before advancing into non-clinical NDA enabling toxicology studies (Option 5).

5	OPTION 4: NONCLINICAL NDA-ENABLING TOXICOLOGY

Duration: * * *

Go/No Go Criteria to Initiate: WBS 4.3 Study Report on all in vitro assays

Through completion of the IV in vitro toxicology studies with the IV formulation conducted in Option 3 and summarized in WBS 4.3, it will be determined if the IV formulation is safe to move into non-clinical toxicology animal studies in this Option. This Option will add value to the project through conducting additional non-clinical activities that will support a potential future NDA.

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Decision Criterion:

•	* * *
•
•	* * *

5.1.	GLP * * * Toxicology

The contractor shall for each toxicology study develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

5.1.1.	Conduct GLP * * * general toxicology study - * * *

5.1.2.	Conduct GLP * * * toxicology study - * * *

5.2.	* * * toxicology

The contractor shall for each * * * study segment develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

5.2.1.	Conduct * * * assessment in * * *

5.2.2.	Conduct * * * Dose Range Finding Studies in * * *

5.2.3.	Conduct Definitive * * * toxicology in * * *

5.2.4.	Conduct * * * toxicology * * *

A listing of the proposed studies for the nonclinical NDA-enabling toxicology studies for the IV formulation is provided in Table 16.

Table 8: Nonclinical NDA-enabling Toxicology Studies

Study #	Description	Objective(s)	Species
	GLP * * * general toxicology	* * *	* * *
	GLP * * * general toxicology	* * *	* * *
	* * * assessment	* * *	* * *
	* * * Dose Range Finding	* * *	* * *

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* * * Dose Range Finding	* * *	* * *
Definitive * * * toxicology	* * *	* * *
Definitive * * * toxicology	* * *	* * *
* * * toxicology	* * *	* * *

6	PROGRAM MANAGEMENT

The contractor shall provide all expertise needed for the implementation of the activities to be performed under this contract, including: research, manufacturing, regulatory, clinical, statistical analyses, management and administrative activities.

6.1.	Technical and Project Management Support

The contractor shall appoint a Principal Investigator (PI) who will be responsible for all aspects of project performance and communication with the BARDA.

The contractor shall provide project management that will ensure day-to-day monitoring and tracking of progress and timelines, the coordination of project activities and costs incurred.

The contractor shall provide all managerial and administrative functions necessary for overall planning, monitoring, and implementing activities for the completion of the strategic product development plan.

The contractor shall provide for all necessary legal affairs required to ensure the timely acquisition of all proprietary rights, including intellectual property rights and all materials needed to perform the project, as well as reporting to the Government all inventions made in the performance of the project.

6.2.	Subcontractor Management

The contractor shall provide for tracking, coordination and oversight of subcontractor efforts and manage communications with subcontractors.

6.3.	Risk Management

The contractor shall identify project risks, develop risk management strategies and implement mitigation actions.

6.4.	Earned Value Management (EVM)

The contractor shall provide EVM information.

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6.5.	Project Communications

The contractor shall provide for project communications including communications with BARDA and external experts.

The contractor shall provide planning and steps required for the conduct of contract review meetings.

7	REGULATORY

The contractor shall ensure adherence to FDA regulations and guidance, including requirements for the conduct of animal studies and assays under GLP, the manufacturing of the therapeutic product under GMP, and the conduct of clinical trials under GCP standards.

7.1.	Regulatory Authority Interactions

The contractor shall prepare and submit documentation and correspondence to regulatory authorities as required. The contractor shall request and conduct meetings with regulatory authorities to ensure the development program is conducted in accordance with regulatory guidelines and expectations.

7.2.	Quality Assurance

The contractor shall maintain quality assurance documentation. The contractor shall arrange for audits of subcontractor facilities to ensure all planned procedures comply with the FDA regulations and guidance that are required to meet GLP, GMP and GCP standards. In addition, the contractor shall ensure that all contractor and/or subcontractor records and staff are available for site visits or audits.

7.3.	Expert Collaborations

The contractor shall collaborate with experts in the field in the design of experiments and studies that support the advancement of the development program.

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MILESTONE AND DELIVERABLES CHART
BioCryst Pharmaceuticals Contract HHSO100201500007C

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-Go for initiation
CLIN 0001 – MANUFACTURE OF CLINICAL TRIAL MATERIAL
1.2.1	Process Improvements Report	Report on Process Development	Process Developed	* * *
1.2.2	Determination of Sufficient Process for Commercial Scale up	Evaluation report	BARDA approval of developed process	* * *	N/A
1.3.1	Manufacture * * * (Batch * * * )	* * *	Acceptable quality and yield	* * *	N/A
1.3.2	Manufacture * * * (Batch * * * )	* * *	Acceptable quality and yield	* * *	N/A
1.3.3	Manufacture * * * (Batch * * * )	* * *	Acceptable quality and yield	* * *	N/A
1.4.1	Manufacture GMP BCX4430 (DS Batch * * * )	BCX4430 DS CofA,	Acceptable quality and yield	* * *	N/A
1.4.2	Manufacture GMP BCX4430 (DS Batch * * * )	BCX4430 DS CofA,	Acceptable quality and yield	* * *	N/A
1.4.3	Prepare a Campaign Summary Reports	Campaign Reports (DS Batches * * * )	Completion of DS Campaigns	* * *	N/A
1.4.4	Drug substance stability study	Report on stability activities	Stability data	* * *
1.5	Drug Product Development	DP Process Development Report (WBS 1.5.4) Pre-formulation and Physicochemical Report (WBS 1.5.5) Extractable/Leachable Report (WBS 1.5.7)	Completion of Studies	* * *	N/A
1.5.8	Excipient Compatibility Report for IV Formulation	Compatibility Report	IV formulation completed	* * *
1.6.1	Manufacture GMP DP (DP Batch * * * )	BCX4430 DP CofA,	Acceptable quality and yield	* * *	Accepted GMP DS
1.6.2	Manufacture GMP DP (DP Batch * * * )	BCX4430 DP CofA,	Acceptable quality and yield	* * *	Accepted GMP DS

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1.6.3	Prepare a Campaign Summary Reports	Campaign Reports (DP Batches * * * )	Completion of DP Campaigns	* * *	N/A
1.6.4	Drug Product stability study – Active	Report on stability activities	Stability Data	* * *
1.6.5	Drug Product stability study – Placebo	Report on stability activities	Stability Data	* * *
1.6.6	Comparability Study	Comparability Protocol and Report	Completion of DS and DP Campaigns	* * *
1.7.1	Manufacture GMP BCX4340 (DS Batch * * * )	BCX4430 DS CofA	Acceptable DS process	* * *	N/A
1.7.2	Manufacture GMP BCX4340 (DS Batch * * * )	BCX4430 DS CofA	Acceptable DS process	* * *	N/A
1.7.3	Prepare a Campaign Summary Report	Campaign Reports (DS Batch * * * )	Completion of DS Campaign	* * *	N/A
1.7.4	Manufacture GMP DP (* * * )	BCX4430 DP CofA,	Acceptable quality and yield	* * *	Accepted GMP DS
1.7.5	Prepare a Campaign Summary Report	Campaign Report (CTM Batches * * * )	Completion of DS Campaigns	* * *	N/A
1.7.6	Drug Substance and Drug Product stability study	report on stability activities	Stability Data	* * *	Manufacture of 1.7.1 & 1.7.2 drug substance and 1.7.4 drug product
1.7.7	Comparability Study	Comparability Protocol and Report	Comparable DS and DP profiles	* * *	N/A
1.7.8	Drug Product * * * formulation Development	* * * Process that can be sealed to a manufacturing facility	Suitable * * * /Finalized process	* * *	N/A
CLIN 0002 – COMMERCIAL SCALE UP AND NDA REGISTRATION BATCHES Go/No Go Criteria to Initiate: WBS 1.2.2 BARDA approval of process developed
2.2	Drug Substance Process Scale-up	Process Development Report (WBS 2.2.4)	Selection of the optimized manufacturing process	* * *	* * *
2.3.1	Manufacture BCX4340 DS (DS Registration Batch * * * )	BCX4430 Registration DS CofA	Acceptable quality and yield	* * *	* * *
2.3.2	Manufacture BCX4340 DS (DS Registration Batch * * * )	BCX4430 Registration DS CofA,	Acceptable quality and yield	* * *	* * *
2.3.3	Manufacture BCX4340 DS (DS Registration Batch * * * )	BCX4430 Registration DS CofA,	Acceptable quality and yield	* * *	* * *

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2.3.4	Prepare a Campaign Summary Report	Campaign Reports (DS Batches * * * )	Completion of DS Campaign	* * *	N/A
2.4.1	Manufacture BCX4430 DP (DP Registration Batch * * * )	BCX4430 DP CofA,	Acceptable quality and yield	* * *	Accepted GMP DS
2.4.2	Manufacture BCX4430 DP (DP Registration Batch * * * )	BCX4430 DP CofA,	Acceptable quality and yield	* * *	Accepted GMP DS
2.4.3	Manufacture BCX4430 DP (DP Registration Batch * * * )	BCX4430 DP CofA,	Acceptable quality and yield	* * *	Accepted GMP DS
2.4.4	Prepare a Campaign Summary Report	Campaign Report (CTM Registration Batches * * * )	Completion of DS Campaigns	* * *	N/A
2.5	Drug substance and Drug Product stability study	Report on stability activities	Stability Data	* * *
2.6	Comparability Study	Comparability Protocol and Report	Comparable DS and DP profiles	* * *	Accepted GMP DS
CLIN 0003 – NONCLINICAL NDA-ENABLING TOXICOLOGY Go/No Go Criteria to Initiate: /availability of * * * GMP batch of DS manufactured under NIAID contract HHSO100201500007C
3.1.1	Complete GLP * * * Tox Study – * * *	Study Report	Established NOAEL	* * *	Drug Substance confirming to release criteria
3.1.2	Complete GLP * * * Tox Study – * * *	Study Report	Established NOAEL	* * *	Drug Substance confirming to release criteria
3.2.1	Conduct * * * assessment in * * *	Study Report	No significant findings	* * *	N/A
3.2.2	Conduct * * * Dose Range Finding Studies in * * *	Study Report	No significant findings	* * *	N/A
3.2.3	Conduct Definitive * * * toxicology in * * *	Study Report	No significant findings	* * *	N/A
3.2.4	Conduct * * * toxicology * * *	Study Report	No significant findings	* * *	N/A

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3.3.1	Conduct Radiolabeled ADME study – * * *	Study Report	Characterize drug disposition	* * *	Acceptable Radiolabel Material
3.3.2	Conduct Radiolabeled ADME – * * *	Study Report	Characterize drug disposition	* * *	Acceptable Radiolabel Material
CLIN 0004 – IN VITRO EXPERIMENTS – IV Go/No Go to Initiate: selection of an appropriate preliminary IV formulation
4.1.	Conduct * * * Test – IV	Study Report	No effect on human, rat and non-human erythrocytes ex vivo	* * *	IV formulation WBS 1.5.8
4.2.	Conduct * * * Test – IV	Study Report	No effect on mitotic apparatus	* * *	N/A
4.3	In Vitro IV experiments	Study report on all In Vitro assays with recommendation to proceed CLIN0005	No toxicology in vitro	* * *
CLIN 0005 – NONCLINICAL NDA-ENABLING TOXICOLOGY Go/No Go to Initiate: WBS 4.3 Completion of * * * IV toxicology studies
5.1.1	Complete GLP * * * Tox Study – * * *	Study Report	Established NOAEL	* * *	Drug Substance confirming to release criteria
5.1.2	Complete GLP * * * Tox Study – * * *	Study Report	Established NOAEL	* * *	Drug Substance confirming to release criteria
5.2.1	Conduct * * * assessment in * * *	Study Report	No significant findings	* * *	N/A
5.2.2	Conduct * * * Dose Range Finding Studies in * * *	Study Report	No significant findings	* * *	N/A
5.2.3	Conduct Definitive * * * toxicology in * * *	Study Report	No significant findings	* * *	N/A
5.2.4	Conduct * * * toxicology * * *	Study Report	No significant findings	* * *	N/A

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